© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Global Headquarters, Houston, Texas PROS Holdings, Inc. Q1 2024 Investor Presentation Updated May 7, 2024 ir@pros.com 1

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Disclaimer / Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; ability to achieve "Rule of 40;" management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, ln) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, and (v) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Investors are encouraged to review the reconciliation of our historical non-GAAP financial measures to the comparable GAAP results, which can be found, along with other financial information, on the investor relations’ page of our website at PROS.com. We are unable to reconcile forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS at a Glance 3 $311 mm+ Total Revenue Q1 ‘24 TTM 84% Recurring Revenue as a % of Q1 ‘24 Total Revenue $38B+ Underpenetrated, Addressable Market Subscription Revenue CAGR Since Cloud Transition (FY 2015 – FY 2023) 70+ Countries with Customers 30% 93%+ Customer Gross Revenue Retention Rate Q1 ‘24 TTM 3.8T Transactions Processed Q1 ‘24 TTM with 99.98% Platform Uptime $11mm+ Free Cash Flow1 Q1 ’24 TTM Improvement of 175% YoY 1. For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation.

Business Overview 4

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Our vision... 5 to optimize every shopping and selling experience.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Businesses Face Many Challenges Today 6 Business uncertainty is here to stay. Everything is in a constant state of rapid change – costs, currencies, supply chains, prices, demand patterns – and in response, businesses must constantly change what they sell, how they sell, and how they price. Customers have increasingly higher expectations. Buyers expect every buying experience to be as magical as the best one they have ever had (“the Amazon effect”). Self-serve, personalization, transparency, and accuracy driven by convenience, value, and confidence across all touchpoints. The way we work is evolving. Manual business processes and disconnected digital tools cause more time to be spent on process than on driving business forward. Digitization, automation, and AI are critical for keeping up and driving a better employee experience.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Real-Time AI Platform Maximizes Value for B2B Commerce 7 Back Office Systems ERP + Many More Partner Sales / Distributors Direct Sales Marketers eCommerce / Marketplaces Partner Portals Marketing Systems + Many More API CRM Front Office Systems AI Real-Time Secure Scalable High Availability Extensible Superior UX Insights Powered by an Industry-Leading Real-Time, AI Platform Real-Time Omnichannel Digital Marketing Smart Configure, Price, QuoteSmart Price Optimization & Management Partner Ecosystem Omnichannel Price Management Automatic UoM & Currency Conversion List Price / Negotiated Price Tiered Prices / Discounts AI-driven Price Optimization 700ms Real-Time Price Delivery Margin Driver Analysis Price Waterfalls & Advanced Analytics Omnichannel Quoting Guided Selling Rich Media Catalog 10K+ Line Quotes Constraints-based Configuration Price Agreements Document Generation Collaboration Portal Rebates Billing CLM Product/Supply Mix Optimization Subscription Rate Plans Mass Price Update Workflow Subscription Quoting Sales Incentive Comp Data Warehouse Homegrown Systems API Data Providers Buyer

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Real-Time AI Platform Maximizes Value for Travel Commerce 8 Back Office Systems PSS + Many More Partner Sales / Distributors Direct Sales Marketers Airline.com MSE Agency Portals / GDS + Many More API OTA Front Office Systems AI Real-Time Secure Scalable High Availability Extensible Superior UX Insights Powered by an Industry-Leading Real-Time, AI Platform Real-Time Omnichannel Digital Marketing Partner Ecosystem Promotional Rebooking Payments +Advertising ERP Homegrown Systems API Data Warehouse & Data Providers Buyer Marketing Systems Revenue Management Shopping/Distribution Groups Demand Forecasting Class-based or Continuous Pricing Holiday, Special Events, & Influences Network / O&D / Segment Optimization Willingness-To-Pay Model Dynamic Pricing of Ancillaries Quote, Negotiate, Save, and Book Management & PNR Modifications Ticketing & Payments Reporting & Analytics Ancillaries EMD Handling Full NDC Offer Management Direct Distribution to MSE Direct Connect Pricing and Availability ATPCO Pricing & Repricing Inspiration / Calendar Search Merchandising

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Real-Time AI is at the Core of the PROS Platform 9 Real- Time Secure ScalableHigh Availability Superior UX Extensible AI Self-Learning, Trainable Predictive, Prescriptive, Generative Explainable, Trustworthy Extensible 99.98% Uptime1 3.8 Trillion Transactions Processed1 Sub-700ms Response Time ~7.2mm Transactions Per Minute1 1. Trailing twelve-month measurement as of 3/31/2024. Transactions per minute is an average over the period.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Library of AI Models & Techniques Ensemble to Solve High-Value Business Problems 10 PROS AI Business AI Internet AI Perceptual AI L e a rn in g P a ra d ig m s , M o d e ls & T o o ls Prescriptive Algorithms • Linear programming • Non-linear programming • Dynamic programming • Integer programming • Reinforcement learning Data Science Techniques • Constraint satisfaction programming • Shapley value (SHAP) • kNN clustering • Extensible AI Recommender System Collaborative Filtering Human-Computer Interaction Large Language Models Predictive Algorithms • Neural networks (FF Wide & Deep, NN Matrix Factorization) • Online Learning (Bayesian & Variational Inference) • Decision Trees • Semi-parametric Estimation • Parametric estimation B u s in e s s P ro b le m s Revenue / Margin • Negotiated Price Optimization • Ecommerce Price Optimization • EMSR (Expected Marginal Seat Revenue) • O&D, Leg & Segment-based Optimization Cost • Inventory Control + Optimization • Capacity Aware Optimization • Forecasting • Cost Optimization Profit Optimization • Offer Optimization • Dynamic Pricing of Ancillaries • Cross-Sell / Upsell Recommendation • Churn Prediction Sales Guidance • Production Planning • Fleet Acquisition & Disposition • Fleet Distribution • Production Mix Optimization • Procurement Optimization Supply Chain Optimization

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Highly Extensible Across Industries & Use Cases 11 Travel Chemicals & Energy Healthcare Food & Consumables Services Automotive & Industrial Technology

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. The Power of AI Drives Measurable Business Outcomes 12 400% ROI in 3 years Payback in 9 months & Source: Forrester Total Economic Impact Report, 2023 +8% Revenue Uplift +200 bps Margin Improvement +67% Efficiency Gain Source: PROS study of 131 customers’ self-reported results, 2022 Our customers have said… Industry experts have said…

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Hear What PROS Customers Have to Say 13 “Our revenue management team using our new revenue management system did a fantastic job of improving yield for these markets. Well, it's only been six months since we cut over to our new RM system, the team is adapting well, the technology is clearly superior, and we have more that we can do in this space going forward.” Brent Overbeek Hawaiian Airlines Chief Revenue Officer “This is the first time in our company’s recorded history that we’ve had inflationary pressures and actually been able to increase our margins – and that’s because of PROS.” VP of Pricing, Fortune 500 Distributor “PROS has helped to prevent revenue leakage. Using the analytical tool over the past year, we’ve identified about 2 to 5 million of revenue leakage each year, which we’ve plugged.” Director of Pricing, Healthcare Company “PROS has enabled the first fully automated, AI-based system that we have in the entire company. It’s fully AI, pulls in competitive information, does science, and looks at the strategy and the plays we are calling. It determines prices that can flow through our ERP and other systems if nobody touches it. So, we’ve had massive productivity and added an eight-times return on investment.” Director of Pricing and Economics, Refined Fuels

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS TAM is Massive, Global, and Growing 14 $38B+ Underpenetrated, Addressable Market(1) $14B+ Strategic Industries & Geographies $3.3B Travel $3.2B Automotive & Industrial $2.1B Healthcare $1.9B Technology $1.8B Food & Consumables $1.1B Business Services $800mm Chemicals & Energy 1.TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Proven Land & Expand Motion in Our Business 15

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. An Ecosystem of Partners Help Position Us to Win 16 Systems Integrators GTM Partners

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Extensive Integrations & Technology Partners 17 API integration into any ecosystem CRMs ERP / Platform eCommerce Platforms SalesTech Online Travel Agencies Reservations & Bookings Data Providers Billing, Payments & Tax Payment Gateway Commerce Cloud MarTech

Financial Overview 18

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Has Delivered Long-Term Sustainable Growth 19 Subscription Revenue ($mm) Total Revenue ($mm) 27% CY10 – CY14 Revenue CAGR 49% CY15 – CY19 Subscription CAGR Subscription Transition CY15 – CY19 GTM Transformation FY22 - Ongoing COVID FY20 – FY21 71 97 118 145 186 168 153 169 197 250 252 251 276 304 29 38 61 99 145 170 178 204 234 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Subscription Revenue Growth Trajectory ($mm) 20 29 38 61 99 145 170 178 204 234 265 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E 1. The 2024 dollar value is based on the $264.5mm mid-point of the Subscription Revenue 2024 Guidance. 2024 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. 1 30% FY15 – FY23 Subscription Revenue CAGR

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Driving Margin Expansion (Non-GAAP1) 21 1. For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 2. Q1 is a seasonally high expense quarter with items such as incentive and employee payroll tax. Incentive, which is paid out in the first quarter each year, was significantly higher in Q1‘24 than the previous year due to PROS outperformance against company goals in 2023. Please refer to 2023 Annual Report for more information. On a TTM basis, Free Cash Flow has improved by 175% year-over-year as of Q1’24. 64% 64% 65% 64% 65% 66% 66% 67% Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Total Gross Margin 76% 77% 77% 78% 78% 78% 78% 79% Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Subscription Gross Margin -3% -13% 2% -6% -8% 11% 18% -6% Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Free Cash Flow Margin2

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. First Quarter 2024 Earnings Recap 22 $mm (Except Per Share) Q1 2024 Q1 2023 Delta TTM 03/31/2024 TTM 03/31/2023 Delta Total Revenue $80.7 $73.2 10% $311.2 $282.8 10% Subscription Revenue $64.3 $56.0 15% $242.4 $211.2 15% Adjusted EBITDA1 $4.6 $(2.3) $6.9 $12.9 $(8.1) $20.9 Free Cash Flow1,2 $(4.9) $(4.5) $(0.4) $11.0 $(14.8) $25.8 Non-GAAP Earnings (Loss) Per Share3 $0.04 $(0.06) $0.10 $0.14 $(0.24) $0.38 1. For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 2. Incentive, which is paid out in the first quarter each year, was significantly higher in Q1 ‘24 than the previous year due to PROS outperformance against company goals in 2023. Please refer to our SEC filings for more information. 3. For definition of non-GAAP EPS or reconciliation of non-GAAP EPS to GAAP EPS, please refer to our earnings press release.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Guidance Summary 23 $mm (Except Per Share) Q2 2024 Guidance v. Q2 2023 at Mid- Point Full Year 2024 Guidance (05/07/2024) v. Prior Year at Mid-Point Prior Full Year 2024 Range (02/08/24) Total Revenue $80.5 to $81.5 7% $332.5 to $334.5 10% $332.0 to $334.0 Subscription Revenue $64.0 to $64.5 12% $263.5 to $265.5 13% $263.0 to $265.0 Subscription ARR n/a n/a $289.0 to $292.0 12% $289.0 to $292.0 Non-GAAP Earnings Per Share $0.00 to $0.02 $0.02 n/a n/a n/a Adjusted EBITDA $1.0 to $2.0 $1.4 $17.0 to $20.0 $12.5 $16.0 to $19.0 Free Cash Flow n/a n/a $22.0 to $26.0 $12.6 $22.0 to $26.0 The 2024 Guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. Based on an estimated 48.2 million diluted weighted average shares outstanding for the second quarter of 2024 and a 22% non-GAAP estimated tax rate for the second quarter and full year 2024. Please see appendix for a reconciliation of non-GAAP metrics to GAAP metrics.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. 0% 5% 10% 15% 20% 2022A 2023A 2024E Progress towards "Rule of 40" Targeting “Rule of 40” by 20261 24 16-21% 19-24% 2026 Total Revenue Growth 2026 Free Cash Flow Margin 1. Financial targets for 2026 assume macroeconomic conditions remain consistent with conditions as of the time of this presentation. These revenue growth and free cash flow margin targets are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these targets. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation and contained in the Company’s SEC filings. 2. The estimated 2024 total revenue growth rate and free cash flow margin are based on the mid-point of the respective 2024 Guidance ranges for these metrics. 2024 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation and contained in the Company’s SEC filings. 2

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Business Metrics 25 Revenue Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Subscription $ 50,386 $ 51,763 $ 53,127 $ 55,969 $ 57,304 $ 59,987 $ 60,764 $ 64,349 Maintenance and Support $ 7,249 $ 7,071 $ 6,417 $ 5,712 $ 5,093 $ 4,693 $ 4,460 $ 3,595 Recurring Revenue $ 57,635 $ 58,834 $ 59,544 $ 61,681 $ 62,397 $ 64,680 $ 65,224 $ 67,944 Services $10,727 $11,514 $11,391 $11,501 $13,395 $12,570 $12,260 $12,744 Total Revenue $ 68,362 $ 70,348 $ 70,935 $ 73,182 $ 75,792 $ 77,250 $ 77,484 $ 80,688 Recurring Revenue % 84% 84% 84% 84% 82% 84% 84% 84% Revenue by Geography Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 United States $ 23,908 $ 24,952 $ 26,307 $ 26,232 $ 27,224 $ 26,925 $ 26,623 $ 26,933 Europe $ 20,865 $ 20,816 $ 20,981 $ 22,949 $ 24,748 $ 25,691 $ 26,082 $ 25,671 Rest of World $ 23,589 $ 24,580 $ 23,647 $ 24,001 $ 23,820 $ 24,634 $ 24,779 $ 28,084 $ in 000s

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Business Metrics 26 Financial & Operating Metrics Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Non-GAAP Gross Margin1 64% 64% 65% 64% 65% 66% 66% 67% Non-GAAP Subscription Gross Margin1 76% 77% 77% 78% 78% 78% 78% 79% Non-GAAP Recurring Revenue Gross Margin1 76% 76% 77% 77% 77% 77% 77% 78% Adjusted EBITDA1 $ (5,970) $ (2,160) $ 2,382 $ (2,305) $ 148 $ 5,640 $ 2,517 $ 4,585 Total Cash and Cash Equivalents $ 215,178 $ 206,824 $ 203,627 $ 192,376 $ 184,567 $ 169,080* $ 178,747* $ 166,423* Recurring Deferred Revenue $ 103,510 $ 105,650 $ 105,468 $ 117,837 $ 111,688 $ 107,667 $ 114,987 $ 123,590 Total Deferred Revenue $ 115,485 $ 116,191 $ 116,957 $ 128,353 $ 121,583 $ 116,522 $ 124,624 $ 132,648 TTM Recurring Calculated Billings1 $ 228,255 $ 238,370 $ 241,968 $ 238,584 $ 250,634 $ 250,319 $ 263,501 $ 265,998 Remaining Performance Obligations2 $ 434,900 $ 442,300 $ 441,500 $ 430,600 $ 407,600 $ 403,900 $ 469,600 $ 447,600 Remaining Performance Obligations - Current $ 197,400 $ 199,300 $ 206,300 $ 210,000 $ 204,200 $ 199,000 $ 227,500 $ 227,400 Free Cash Flow1 $ (2,239) $ (9,067) $ 1,072 $ (4,519) $ (6,240) $ 8,494 $ 13,632 $ (4,884) Total Headcount (including contractors) 1,597 1,626 1,528 1,436 1,471 1,486 1,486 1,499 1. For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 2. Remaining performance obligations represent contractually committed revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods. *Total Cash and Cash Equivalents in these quarters includes $10 million of restricted cash. $ in 000s

Our Values 27

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Our Mission: To Help People and Companies Outperform 28 We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are OWNERS

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Governance, Security, & Environmental Sustainability 29 Governance • LEED Silver certified global HQ • Sustainable data centers worldwide through our partnership with Microsoft • Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. For further disclosures, read our ESG report. At PROS, security is the responsibility of everyone. We take data security and privacy seriously. ✓ ISO 27001 Certified ✓ ISO 27018 Certified ✓ SOC1 Type 2 Certified ✓ SOC2 Type 2 Certified ✓ Cloud Security Alliance Compliant ✓ GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Diversity & Inclusion 30 PROS Employee Resource Groups (ERGs) Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion. Committed to a Diverse & Inclusive Environment We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a ‘people first’ culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more Overall Representation % of All Employees Globally Management % of All Managers Globally Overall Representation % of All Employees U.S. Management % of All Managers U.S. Women at PROS Underrepresented Minorities in the U.S. For further disclosures on D&I at PROS, read our ESG report. 21% 23% 27% 30% 30% 29% 33% 37% 36% 27% 29% 32% 35% 35% 36% 36% 2015 2016 2017 2018 2019 2020 2021 2022 2023 16% 18% 17% 21% 23% 24% 25% 33% 33% 24% 25% 25% 25% 27% 26% 26% 29% 30% 2015 2016 2017 2018 2019 2020 2021 2022 2023 Note: 2023 figures based on 1,335 global employees as of 12/31/23. Note: 2023 figures based on 774 employees in the U.S. as of 12/31/23. Underrepresented Minorities include AA, Hispanic and Multicultural and excludes Asian.

Appendix 31

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Information – Explanation of Non-GAAP Measures 32 PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non- GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS ongoing operational performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscription revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription. In calculating the non-GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, acquisition-related expenses, amortization of acquisition-related intangibles, and depreciation and amortization. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures and capitalized internal-use software development costs. Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) 33 Low High Adjusted EBITDA GAAP Loss from Operations $ (11,700) $ (10,700) Amortization of acquisition-related intangibles 1,300 1,300 Share-based compensation 10,500 10,500 Depreciation and other amortization 900 900 Adjusted EBITDA $ 1,000 $ 2,000 Q2 2024 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (36,200) $ (33,200) Amortization of acquisition-related intangibles 4,400 4,400 Share-based compensation 45,200 45,200 Depreciation and other amortization 3,600 3,600 Adjusted EBITDA $ 17,000 $ 20,000 Full Year 2024 Guidance

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited) 34 Gross Profit Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 GAAP Gross Profit $ 40,721 $ 42,738 $ 43,467 $ 43,640 $ 47,221 $ 48,786 $ 48,748 $ 51,855 Amortization of acquisition-related intangibles 1,685 1,555 1,441 1,337 1,243 1,099 953 953 Severance - - 245 749 - - - - Share-based compensation 1,006 1,050 1,017 832 985 1,033 1,073 1,068 Non-GAAP Gross Profit $ 43,412 $ 45,343 $ 46,170 $ 46,558 $ 49,449 $ 50,918 $ 50,774 $ 53,876 Non-GAAP Gross Margin 64% 64% 65% 64% 65% 66% 66% 67% Subscription Gross Profit Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 GAAP Subscription Gross Profit $ 36,640 $ 37,934 $ 39,442 $ 41,876 $ 43,245 $ 45,477 $ 46,214 $ 49,736 Amortization of acquisition-related intangibles 1,685 1,555 1,441 1,337 1,243 1,099 953 953 Severance - - 8 125 - - - - Share-based compensation 185 174 148 125 169 201 208 202 Non-GAAP Subscription Gross Profit $ 38,510 $ 39,663 $ 41,039 $ 43,463 $ 44,657 $ 46,777 $ 47,375 $ 50,891 Non-GAAP Subscription Gross Margin 76% 77% 77% 78% 78% 78% 78% 79% Recurring Revenue Gross Profit Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 GAAP Recurring Revenue Gross Profit $ 41,901 $ 43,053 $ 43,962 $ 45,306 $ 46,462 $ 48,401 $ 48,898 $ 51,469 Amortization of acquisition-related intangibles 1,685 1,555 1,441 1,337 1,243 1,099 953 953 Severance - - 8 432 - - - - Share-based compensation 283 283 266 205 267 294 301 339 Non-GAAP Recurring Revenue Gross Profit $ 43,869 $ 44,891 $ 45,677 $ 47,280 $ 47,972 $ 49,794 $ 50,152 $ 52,761 Non-GAAP Recurring Revenue Gross Margin 76% 76% 77% 77% 77% 77% 77% 78% Adjusted EBITDA Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 GAAP Loss From Operations $ (20,537) $ (16,181) $ (14,873) $ (18,796) $ (13,355) $ (7,842) $ (10,609) $ (10,302) Amortization of acquisition-related intangibles 2,597 2,221 1,973 1,806 1,620 1,446 1,301 1,301 Severance - - 4,034 3,586 - - - - Share-based compensation 10,766 10,626 10,097 9,904 10,752 10,933 10,768 12,700 Depreciation and other amortization 1,204 1,174 1,151 1,195 1,131 1,103 1,105 903 Capitalized internal-use software development costs - - - - - - (48) (17) Adjusted EBITDA $ (5,970) $ (2,160) $ 2,382 $ (2,305) $ 148 $ 5,640 $ 2,517 $ 4,585 Free Cash Flow Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Cash Flow From Operations $ (1,931) $ (8,991) $ (1,970) $ (6,413) $ (6,542) $ 8,718 $ 13,844 $ (4,644) Severance - - 3,058 3,170 579 121 211 - Purchase of property and equipment (308) (76) (16) (1,546) (277) (345) (375) (223) Capitalized internal-use software development costs - - - - - - (48) (17) Free Cash Flow $ (2,239) $ (9,067) $ 1,072 $ (4,519) $ (6,240) $ 8,494 $ 13,632 $ (4,884)

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. 35 Thank you